December 20, 2017
Reporters May Contact:
Jerry Dubrowski, Bank of America, 1.646.855.1195
jerome.f.dubrowski@bankofamerica.com

Investors May Contact:
Lee McEntire, Bank of America, 1.980.388.6780
Jonathan G. Blum, Bank of America (Fixed Income), 1.212.449.3112

Bank of America Announces Increase of Maximum New Notes Amounts
and Acceptance of Existing Notes for Exchange in Previously Announced Exchange Offers

CHARLOTTE - Bank of America Corporation (the “Corporation”) today announced the increase of the maximum principal amounts of each series of new fixed/floating rate senior notes (the “New Notes”) issuable in its previously announced private offers (the “Exchange Offers”) for Eligible Holders (as defined below) of certain of the Corporation’s outstanding debt securities (collectively, the “Existing Notes”) to exchange Existing Notes for New Notes in two categories of Exchange Offers, on the terms and conditions set forth in the confidential offering memorandum (the “Offering Memorandum”) dated December 4, 2017, and the accompanying letter of transmittal (the “Letter of Transmittal”).

The Corporation has increased the maximum principal amount of New Notes issuable in (i) all the Exchange Offers to $12,000,000,000, (ii) the first category of Exchange Offers to $6,000,000,000, and (iii) the second category of Exchange Offers to $6,000,000,000. Because the amount of New Notes issuable in exchange for all validly tendered and not validly withdrawn Existing Notes at or prior to 5:00 p.m., New York City time, on December 15, 2017 (the “Early Participation Date”) in each category of Exchange Offers would exceed the maximum New Notes amounts, as increased, acceptance of the Existing Notes for exchange in each category of Exchange Offers will be subject to proration as described in the Offering Memorandum. In addition, the Corporation does not expect to accept for exchange the series of Existing Notes that follow the applicable prorated series of Existing Notes in either category of Exchange Offers.

The Corporation has exercised the Early Settlement Election (as described in the Offering Memorandum) and accepted for exchange Existing Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date as set forth in the tables below. Any validly tendered Existing Notes not accepted for exchange due to proration will be returned promptly to Eligible Holders.

The tables below set forth the aggregate principal amount of each series of Existing Notes accepted by the Corporation in the first category of Exchange Offers and the second category of Exchange Offers, respectively, as well as the proration factor applicable to each series of Existing Notes. Proration factors for the prorated series included in the tables below are rounded to the nearest whole number.

CUSIP No.	Title of Security	Principal Amount Outstanding	Aggregate Principal Amount Accepted for Exchange	Proration Factor
06051GDZ9	7.625% Senior Notes, due June 2019	$2,864,165,000	$1,601,465,000	100%
06051GEC9	5.625% Senior Notes, due July 2020	$3,000,000,000	$1,752,200,000	100%
06051GEE5	5.875% Senior Notes, due January 2021	$1,500,000,000	$ 768,530,000	100%
06051GEX3	2.600% Senior Notes, due January 2019	$3,750,000,000	$1,509,282,000	86%
06051GFD6	2.650% Senior Notes, due April 2019	$2,500,000,000	$ 0	0%
59018YN64	6.875% Senior Notes, due April 2018	$5,500,000,000	$ 0	0%
06051GDX4	5.650% Senior Notes, due May 2018	$4,000,000,000	$ 0	0%
590188JN9	6.875% Senior Notes, due November 2018	$1,031,000,000	$ 0	0%
590188JF6	6.500% Senior Notes, due July 2018	$ 646,550,000	$ 0	0%

CUSIP No.	Title of Security	Principal Amount Outstanding	Aggregate Principal Amount Accepted for Exchange	Proration Factor
06051GEM7	5.700% Senior Notes, due January 2022	$2,250,000,000	$1,123,188,000	100%
06051GEH8	5.000% Senior Notes, due May 2021	$2,000,000,000	$1,029,265,000	100%
590188JB5	6.750% Senior Notes, due June 2028	$ 250,000,000	$ 25,016,000	100%
06051GFS3	3.875% Senior Notes, due August 2025	$3,500,000,000	$1,707,182,000	100%
06051GFG9	4.875% Senior Notes, due April 2044	$1,500,000,000	$ 995,308,000	100%
59018YTM3	6.050% Senior Notes, due June 2034	$ 100,000,000	$ 80,502,000	100%
06051GFF1	4.000% Senior Notes, due April 2024	$2,750,000,000	$ 445,063,000	46%
06053FAA7	4.100% Senior Notes, due July 2023	$2,000,000,000	$ 0	0%
06051GFB0	4.125% Senior Notes, due January 2024	$2,500,000,000	$ 0	0%
06051GFC8	5.000% Senior Notes, due January 2044	$2,000,000,000	$ 0	0%
06051GEN5	5.875% Senior Notes, due February 2042	$1,500,000,000	$ 0	0%

The “Early Settlement Date” for all Existing Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date and accepted for exchange is today, December 20, 2017. On the Early Settlement Date, the Corporation will issue $6,000,000,000 in aggregate principal amount of Fixed/Floating Rate Senior Notes, due December 2023 in exchange for Existing Notes accepted in the first category of Exchange Offers and $6,000,000,000 in aggregate principal amount of Fixed/Floating Rate Senior Notes, due December 2028 in exchange for Existing Notes accepted in the second category of Exchange Offers. Eligible Holders of Existing Notes accepted for exchange also will receive (i) a cash payment for any accrued and unpaid interest on the applicable series of Existing Notes to, but excluding, the Early Settlement Date, and (ii) a cash payment for any amounts due in lieu of fractional amounts of the applicable series of New Notes.

The Exchange Offers are scheduled to expire at 11:59 p.m., New York City time, on January 4, 2018 (the “Expiration Date”). Because both categories of Exchange Offers were over-subscribed, the Corporation does not expect to accept for exchange any Existing Notes tendered after the Early Participation Date, in which case there will be no final settlement date for the Exchange Offers. Any Existing Notes tendered after the Early Participation Date and not accepted for exchange will be returned promptly to Eligible Holders.

The Exchange Offers are made, and copies of the documents relating to the Exchange Offers are made available, only to a holder of Existing Notes who has certified in an eligibility letter (each, an “Eligible Holder”) certain matters to the Corporation, including its status as (i) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a person outside the United States who is (a) not a “U.S. person” as defined in Rule 902 under the Securities Act, (b) not acting for the account or benefit of a U.S. person and (c) a “non-U.S. qualified offeree” as defined in the Offering Memorandum. Holders of Existing Notes who desire access to the electronic eligibility certification should contact D.F. King & Co., Inc., the information agent for the Exchange Offers, at 866-342-4881 (U.S. toll-free), 212-269-5550 (collect), or at bac@dfking.com. Holders that wish to receive the Offering Memorandum and the Letter of Transmittal can certify eligibility at http://www.dfking.com/bac.

When issued, the New Notes will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. The Corporation has entered into a registration rights agreement with respect to the New Notes.

This press release is not an offer to sell or a solicitation of an offer to buy any security. The Exchange Offers are being made solely by the Offering Memorandum and only to such persons and in such jurisdictions as are permitted under applicable law.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at or communicated to persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive (as defined below) (a “Relevant Member State”), qualified investors in that Relevant Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order or are high net-worth entities and other persons falling within article 69(2)(a) to (d) of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated or caused to be communicated by virtue of an exemption to Section 21(1) of the FSMA or otherwise in circumstance where it does not apply (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Directive” means the Prospectus Directive 2003/71/EC, as amended, including pursuant to Directive 2010/73/EU and includes any relevant implementing measure in a Relevant Member State.

Forward-looking statements

Certain statements in this news release represent the current expectations, plans or forecasts of Bank of America Corporation (“Bank of America”) based on available information and are forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements often use words like “expects,” “anticipates,” “believes,” “estimates,” “targets,” “intends,” “plans,” “predict,” “goal” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements speak only as of the date they are made, and Bank of America undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Forward-looking statements represent Bank of America’s current expectations, plans or forecasts of its future results, revenues, expenses, efficiency ratio, capital measures, and future business and economic conditions more generally, and other future matters. These statements are not guarantees of its future results or performance and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and are often beyond Bank of America’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, any forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks discussed under Item 1A. “Risk Factors” of Bank of America’s Annual Report on Form 10-K for the year ended December 31, 2016 and in any of Bank of America's other subsequent Securities and Exchange Commission filings.

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